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                                                                    Exhibit 23.4


CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this post-effective amendment no. 2 to Registration Statement No. 333-53925 of Peak International Limited on Form F-1 of our report dated May 7, 1998, appearing in the Prospectus, which is a part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte Touche Tohmatsu

DELOITTE TOUCHE TOHMATSU
Hong Kong